Fourth Quarter FY 2011 Earnings Presentation Bristow Group Inc. May 11, 2011 Exhibit 99.1

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Fourth quarter earnings call agenda
Introduction
(Linda McNeill, Investor Relations Manager)
CEO remarks
(Bill Chiles, President and CEO)
Financial discussion
(Jonathan Baliff, SVP and CFO)
Operational highlights
(Bill Chiles, President and CEO)
Questions and answers

Forward-looking statements

This presentation may contain “forward-looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995. Forward-looking statements include statements about our future business, operations, capital expenditures, fleet composition, capabilities and results; modeling information, earnings guidance, expected operating margins and other financial projections; future dividends; plans, strategies and objectives of our management, including our plans and strategies to grow earnings and our business, our general strategy going forward and our business model; expected actions by us and by third parties, including our customers, competitors and regulators; our use of excess cash; the valuation of our company and its valuation relative to relevant financial indices; assumptions underlying or relating to any of the foregoing, including assumptions regarding factors impacting our business, financial results and industry; and other matter
Our forward-looking statements reflect our views and assumptions on the date of this presentation regarding future events and operating performance. They involve known and unknown risks, uncertainties and other factors, many of which may be beyond our control, that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks, uncertainties and other factors include those discussed under the captions “Risk Factors” and
“Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report
on Form 10-K for the fiscal year ended March 31, 2010 and our Quarterly Reports on Form 10-Q for the quarters ended June 30, September 30 and December 31, 2010.  We do not undertake any obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Chief Executive comments Bill Chiles, President and CEO 4

Air Accident Rate* per 100,000 Flight Hours (Fiscal Year)

2.00
1.00
0.00
1.17
0.78
0.78
0.00
0.54
0.00
2006
2007
2008
2009
2010
2011

FY11 Total Reportable Injury Rate per 200,000 manhours (cumulative)

1.00
0.50
0.00
0.32
0.16
0.52
0.40
0.32
0.38
0.33
0.34
0.34
0.31
0.28
0.43
A M J J A S O N D J F M

FY11 Lost Work Case Rate per 200,000 manhours (cumulative)

0.50
0.40
0.30
0.20
0.10
0.00
0.00
0.00
0.21
0.16
0.13
0.16
0.14
0.13
0.15
0.14
0.13
0.23
A M J J A S O N D J F M

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

Aviation Support Services KPI History * Includes commercial operations only 5

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Q4 and FY2011 highlights

•
Bristow delivered to shareholders in FY2011:
•
Second half performance was stronger than the first half with increased levels of activity, aircraft sales, pricing in Europe and earnings from our unconsolidated affiliate in Brazil
•
Our cost of capital was significantly lowered with refinancings and a corporate reorganization
•
A new capital allocation framework was introduced culminating in the announcement of the initiation of a quarterly dividend of $0.15
•
Earnings per share guidance will also commence with a FY 2012 range of $3.55 to $3.90
•
Q4 Revenue of $310M (10% increase from Q4 FY2010,
2% decrease from Q3 FY2011)
•
Q4 EPS, excluding special items, of $1.00 (37% increase
from Q4 FY2010, 41% increase from Q3 FY2011)
•
Q4 GAAP EPS of $0.84 (8% increase from Q4 FY2010,
26% decrease from Q3 FY2011)
•
Q4 Operating income of $50M (16% increase from Q4
FY2010, 7% increase from Q3 FY2011)
•
Q4 EBITDA of $77M (30% increase from Q4 FY2010,
18% increase from Q3 FY2011)
•
FY 2011 Revenue of $1.233B (6% increase from FY2010)
•
FY 2011 EPS, excluding special items, of $3.30 (9% increase from
FY2010)
•
FY 2011 GAAP EPS of $3.60 (16% increase from FY2010)
•
FY 2011 Operating income of $190M (5% increase from FY2010)
•
FY 2011 EBITDA of $277M (7% increase from FY2010)

•
Oil prices have fallen from highs but still relatively strong. Lower prices create a more sustainable economic recovery
•
Overall international Exploration & Production (E&P) capital expenditures and operating expenditures continue to grow
•
The modest growth in 2010, has led to solid recovery so far in calendar year 2011 with signals of faster expansion in 2012 and 2013
•
Balanced across non-U.S. geographies, with Brazil and Australia looking particularly promising
•
Although U.S. ops were challenging in early 2011, recovery is discernable
•
This E&P confidence is reflected in improved helicopter tender activity, principally for FY 2012/2013 work
•
Aircraft sales for our helicopters improved significantly this quarter
Current market environment

Q4 2011 YOY Operational performance highlights
Europe
Revenue and operating margin is higher year over year due to new customers, increased activity and cost management.
West Africa
Revenue rose because of new contracts and rate escalations on existing contracts and reduced number of aircraft maintenance delays.  However, operating margin is lower due to a high level of maintenance and freight costs in the quarter.
Australia
Revenue increased significantly from new contracts and favorable exchange rates; higher compensation costs and non-recurring costs drove operating margin lower.  However, sequentially better versus the third quarter.
Other International
Revenue benefited from new contracts in the Baltic Sea and Suriname and higher activity in
Brazil, Trinidad and Russia.  Operating income improved significantly due to strong performance by Lider in Brazil.
North America
Lower revenue and profitability due to poor weather in February and end of support work for
BP.  A few drilling permits were issued in Q4.  Activity has started to pick up very recently.

Financial discussion Jonathan Baliff, SVP and CFO 9

$0.78
$0.23
$0.16
$0.09
$0.08
$0.84
Q4FY2010
Operations
Corporate and Other
Taxes
FX Changes
Q4FY2011

$3.10
$0.56
$0.59
$0.48
$0.05
$3.60
FY2010
Operations
Corporate and Other
Taxes
FX Changes
FY2011

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

Financial highlights – Earnings per share summary 4Q FY10 to 4Q FY11 bridge FY10 to FY11 bridge 10

$59.4
$15.4
$0.9
$3.6
$77.5
Q4FY2010
Operations
Corporate and Other
FX Changes
Q4FY2011

$259.6
$32.8
$17.1
$2.2
$277.5
FY2010
Operations
Corporate and Other
FX Changes
FY2011

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Financial highlights – EBITDA summary 4Q FY10 to 4Q FY11 bridge 11 FY10 to FY11 bridge

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Reconciliation of special items
Fourth Quarter FY 2011 & Full Year FY 2011

See the reconciliation of special items for the Fourth Quarter FY 2010 & Full Year FY 2010, and the footnotes to this table included in the appendix to this presentation.
March 2011 Quarter
Operating
Income EBITDA
Net
Income
Diluted
Earnings
Per Share
(Unaudited)
(In thousands, except per share amounts)
Adjusted for special items............... $ 56,653 $ 79,905 $ 37,001 $ 1.00
Impairment of IT system
(1)
........... (5,306) — (3,449) (0.09)
Held for sale aircraft
impairment
(2)
............................ (1,500) — (1,095) (0.03)
Impairment of investment in
affiliate
(3)
.................................... — (2,445) (1,589) (0.04)
As reported..................................... $ 49,847 $ 77,460 $ 30,868 0.84
Fiscal Year Ended
March 31, 2011
Operating
Income EBITDA
Net
Income
Diluted
Earnings
Per Share
(Unaudited)
(In thousands, except per share amounts)
Adjusted for special items............... $ 193,030 $ 278,708 $ 121,285 $ 3.30
Impairment of IT system
(1)
...........
(5,306) — (3,449) (0.09)
Held for sale aircraft
impairment
(2)
............................. (1,500) — (1,095) (0.03)
Impairment of investment in
affiliate
(3)
.................................... — (2,445) (1,589) (0.04)
Power-by-the-hour credit
(4)
.......... 3,500 3,500 2,520 0.07
Retirement of 6 1/8% Senior
Notes
(5)
....................................... — (2,300) (3,055) (0.08)
Income tax items
(6)
..................... — — 17,698 0.48
As reported.................................... $ 189,724 $ 277,463 $ 132,315 3.60

Quarterly dividend initiation

•
On May 4, 2011, the Board of Directors of Bristow declared a first quarter cash dividend of $0.15 per share of our common stock.
•
The dividend will be paid on June 10, 2011 to stockholders of record on May 20,
2011; approximately $5.4 million payment expected.
•
If held at this level and paid quarterly (subject to quarterly Board approval), we expect the dividend to yield 1.4% annually based on a $43.81 stock price.
•
We are confident in the underlying ability of Bristow to generate cash flow while growing the business across the globe.
•
We believe a dividend payment will make our stock more attractive to international and income-oriented investors.
•
In FY 2012 and future periods, we will continually evaluate excess liquidity and optimal capital structure in consideration of any increase in the level of dividends or other possible return of cash to our investors.

FY 2012 earnings guidance
•
Issuance of annual earnings guidance demonstrates Bristow’s confidence in our business model anchored by the underlying contractual stability serving mostly offshore production, which makes our operating performance more stable and predictable.
•
Our objectives in providing annual earnings guidance include:
•
Aligning shareholders and other market participants with management’s expectation of our operational performance and how management directs and operates our business.
•
Increasing BRS trading liquidity and lowering our cost of equity.
•
Earnings per share guidance for fiscal year 2012 is $3.55 to $3.90.
•
Earnings per share guidance does not include unrealized gains and losses on disposals of assets as well as special items because their timing and amounts are more variable and less predictable.
•
Perspectives on the FY 2012 adjusted earnings guidance range will be updated on subsequent quarterly calls.

Operational highlights Bill Chiles, President and CEO 15

Operating Income* Q4 FY2011

Other International 27%
Europe 39%
Australia 13%
West Africa 21%

Operating Income* Q4 FY2010

Other International 1%
North America 2%
Australia 18%
Europe 40%
West Africa 39%

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Quarter-over-quarter changes in Operating Income

Operating income for Q4 2011 is $50.5M
Operating income for Q4 2010 is $42.8M
*
Excludes centralized operations, corporate, gain on sale of assets, and Bristow Academy.  In Q4 FY 2011,
North America was loss of $1.6 million and is not included.

Europe (EBU)
UK
Netherlands
Norway
Norwich
Aberdeen
Scasta
Stavanger
Den Helder
Bergen
Hammerfest
•
Europe represents 41% of total revenue in Q4
FY11 and 39% of operating income
•
Operating margin of 18.8% vs. 18.1% in prior
year quarter
•
Increase in activity with new client contracts
commencing generated more the $1mm in
revenues
•
Additional work in Humberside for additional
customers in Q4 2011 not in Q4 2010
•
Cost management also contributed to the higher
operating margin
Outlook:
•
Several major tenders outstanding in UK,
Norway and Denmark for FY12 & FY13;
tender awarded for Statoil Sola renewal
Operating margins expected for FY12 to
be ~ high teens

Esbjerg
Humberside
Kristiansund

West Africa (WASBU)
Nigeria
Lagos
Escravos
Port Harcourt
Warri Osubi
Eket
Calabar

•
Nigeria represents 18% of total revenue in Q4 FY11
and 21% of operating income
•
Revenue of $55.2M increased slightly from
$54.2M
•
Increased operating expense in Q4 FY2011
associated with maintenance and freight
charges
•
Operating income decreased to $13.3M from
$18.8M
•
Operating margin  of 24.0% vs. 34.6% in prior
year quarter
•
Increased competition and new entrants
Outlook:
•
Awaiting results of recent tenders
Operating margins expected in FY12 to be
back in the ~ mid twenties
Warri Texaco

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

Karratha
Exmouth
Learmonth
Varanus Is
Barrow Is
Australia (AUSBU)
Australia
Perth
Dongara
Essendon
Tooradin
Broome
Truscott
Darwin BDI provide support
to the Republic of
Singapore Air Force
Oakey
•
Australia represented 15% of total revenue in
Q4 FY11 and 13% of operating income
•
Revenue of $45M increased from $34M on
strong activity levels
•
Operating income declined to $7.8M from
$8.3M
•
Higher compensation costs and other
one time costs
•
Impairment loss shows up as increased
depreciation on three held for sale
aircraft, which were being used for
parts
•
Operating margin 17.4% vs. 24.5% for the
prior year quarter
Outlook:
•
Loss of Woodside as of May 31, 2011; we expect
to be replaced with other work
•
Higher activity levels to date due to increased gas
demand in Asia
Operating margins expected  for FY12
to be ~ mid to upper teens

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

Other International (OIBU)
Consolidated in OIBU
Unconsolidated Affiliate
•
OIBU represented 12% of total revenue and 27% of
operating income for Q4 FY11
•
Revenue increased to $37.3 from $32.1M
•
Operating income to $17.1M from $0.6M
•
Operating margin was 45.8% vs 1.9% in the
prior year quarter
•
Increased revenue from the Baltic Sea, Suriname,
Ghana and Russia
•
Brazil – Lider generated equity earnings of $6.2M
•
Reduced exposure in Mexico from transfer of
indemnity on performance bonds.  Investment in
affiliate impaired for loss of $2.4M
•
PAS dividend in Egypt of $2.5 million in March 2011
Outlook:
•
Tender activity in Ghana and Equatorial Guinea
Expect operating margins in FY12 to be
~high teens to lower twenties

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

North America (NABU)
•
Revenue fell to $40.1M from $45.5M and
represented 13% of total revenue
•
Operating loss of $1.6M vs. operating income of
$1M
•
Operating margin of  negative 4% declined from
2.2% in the  prior year quarter
•
Gulf of Mexico outlook
•
BP work concluded in February 2011
•
Continues to be in a state of flux and
challenging market
•
We continue to redeploy aircraft to other
regions of the world
•
We are starting to see the signs of a
recovery
Expect operating margins for FY12 to
be single digits

Summary

Open for Q and A
• Bristow had an excellent FY2011 with promises made and kept in safety, operations and financial performance.
• Strong cash flow generation has supported dividend initiation to common shareholders.
• We see expansion for FY2012 and FY2013. Our medium to long term outlook remains strong given better market dynamics and our financial strength.
• Expect growth in earnings in fiscal 2012, with EPS expected in the range of
$3.55 to $3.90.

Appendix 23

Bristow
NABU
16%*
EBU
39%
WASBU
18%
AUSBU
13%
OIBU
12%
BRS Academy
2%
U.S. GoM – 83/7
Alaska – 14/3
UK – 37/4
Netherlands – 5/1
Norway – 13/3
Denmark – 1/1
FBH - 63
Nigeria – 48/7
Australia – 32/10
HC - 13
Lider - 75
PAS - 45
Mexico – 21/5
Brazil – 6/9
Trinidad – 8/1
Russia – 7/3
Egypt – –/–
India – 1/2
Turkmenistan – 2/1
Malaysia – 6/2
Other – 13/1
Florida – 55/1
Louisiana – 12/1
California – 6/1
U.K. – 3/1

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Organizational Chart - as of March 31, 2011
Business Unit
(* % of FY11 Revenues)
Corporate
Region
( # of Aircraft / # of Locations)
Joint Venture
(No. of aircraft)
Key
Operated Aircraft
Bristow owns and/or operates
373 aircraft as of March 31, 2011
Affiliated Aircraft
Bristow affiliates and joint
ventures operate 196 aircraft
as of March 31,2011

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Aircraft Fleet – Medium and Large
As of March 31, 2011
Next Generation Aircraft
Medium capacity 12-16 passengers
Large capacity 18-25 passengers

Mature Aircraft Models
Aircraft
Type No. of PAX Engine Consl Unconsl Total Ordered
Medium Helicopters
AW139 12 Twin Turbine 7 4 11 -
Bell 212 12 Twin Turbine 3 22 25 -
Bell 412 13 Twin Turbine 39 46 85 -
EC155 13 Twin Turbine 4 - 4 -
Sikorsky S-76 A/A++ 12 Twin Turbine 20 8 28 -
Sikorsky S-76 C/C++ 12 Twin Turbine 54 26 80 -
127 106 233 0
Large Helicopters
AS332L Super Puma 18 Twin Turbine 30 - 30 -
Bell 214ST 18 Twin Turbine 1 - 1 -
EC225 25 Twin Turbine 15 - 15 3
Mil MI 8 20 Twin Turbine 7 - 7 -
Sikorsky S-61 18 Twin Turbine 2 - 2 -
Sikorsky S-92 19 Twin Turbine 23 1 24 3
78 1 79 6

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Aircraft Fleet – Small, Training and Fixed
As of March 31, 2011 (continued)
Next Generation Aircraft
Mature Aircraft Models
Small capacity 4-7 passengers
Training capacity 2-6 passengers

Training Helicopters
AS355 4 Twin Turbine 3 - 3 -
Bell 206B 6 Single Engine 9 - 9 -
Robinson R22 2 Piston 11 - 11 -
Robinson R44 2 Piston 2 - 2 -
Sikorsky 300CB/Cbi 2 Piston 50 - 50 -
Fixed Wing 1 - 1 -
76
-
76
-
-
Fixed Wing
3 37 40
-
Total 373 196 569 6
Aircraft
Type No. of PAX Engine Consl Unconsl Total Ordered
Small Helicopters
Bell 206B 4 Turbine 2 2 4 -
Bell 206 L-3 6 Turbine 4 6 10 -
Bell 206 L-4 6 Turbine 31 2 33 -
Bell 407 6 Turbine 42 1 43 -
BK 117 7 Twin Turbine 2 - 2 -
BO-105 4 Twin Turbine 2 - 2 -
EC135 7 Twin Turbine 6 3 9 -
AS350 4 Turbine - 36 36 -
Agusta 109 8 Twin Turbine - 2 2 -
89 52 141
-

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Consolidated Fleet Changes and Aircraft Sales for
FY 2011

(2) 1 additional aircraft sold on April 1, 2011. Cash deposit received
in FY 2011.   Estimated gain of $1.3M to be recorded in Q1 2012.
Q 1 FY11 Q2 FY 11 Q 3 FY11 Q4 FY 11 Total
Fleet Count Beginning Period
390 384 379 378 390
Delivered
Agusta AW 139
1 1 2 4
Sikorsky S-76 C++
3 3
Sikorsky S-92
1 1
Total Delivered
1 1 3 3 8
Removed
Sales
(5) (4) - (7) (16)
Other*
(2) (2) (4) (1) (9)
Total Removed
(7) (6) (4) (8) (25)
384 379 378 373 373
* Includes net lease returns/commencements and operated returns
# of A/C
Sold
Cash
Received
(1)
Gain/
Loss
(1)
Q1 FY 11 5 3,770 1,585
Q2 FY 11 4 4,350 1,842
Q3 FY 11 - - -
Q4 FY 11 7
(2)
12,071 6,751
Totals
16 20,191 10,178
(1) Amounts stated in thousands

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Reconciliation of Special Items
Fourth Quarter FY2010  & Full Year FY2010

See notes to this table on page 29.
Fiscal Year Ended
March 31, 2010
Operating
Income EBITDA
Net
Income
Diluted
Earnings
Per Share
(Unaudited)
(In thousands, except per share amounts)
Adjusted for special items............... $ 181,540 $ 259,586 $ 109,114 $ 3.02
Allowance for receivables
(10)
........ (1,100) (1,100) (715) (0.02)
Depreciation correction
(8)
.............. 3,250 — 2,898 0.08
Australia local tax
(9)
......................
2,041 2,041 1,327 0.04
Departure of officers
(11)
................. (4,874) (4,874) (3,168) (0.09)
Hedging gains
(12)
.......................... — 3,936 2,558 0.07
As reported ..................................... $ 180,857 $ 259,589 $ 112,014 3.10
March 2010 Quarter
Operating
Income EBITDA
Net
Income
Diluted
Earnings
Per Share
(Unaudited)
(In thousands, except per share amounts)
Adjusted for special items............... $ 39,920 $ 60,385 $ 26,630 $ 0.73
Allowance for receivables
(7)
......... (2,200) (2,200) (1,430) (0.04)
Depreciation correction
(8)
.............. 3,872 — 2,463 0.07
Australia local tax
(9)
...................... 1,200 1,200 780 0.02
As reported..................................... $ 42,792 $ 59,385 $ 28,443 0.78

Reconciliation of Special Items
Notes

(1) Represents additional depreciation expense recorded as a result of the impairment of previously capitalized internal software costs as the related project was abandoned in the March 2011 quarter.
(2) Represents additional depreciation expense recorded as a result of the impairment of three held for sale aircraft in the March 2011 quarter.
(3) Represents a charge recorded as a reduction in other income (expense), net related to the impairment of our 24% investment in Heliservicio, an unconsolidated affiliate in Mexico, resulting from a pending sale of the investment.
(4) Represents a reduction in maintenance expense (included in direct cost) associated with a credit resulting from the renegotiation of a “power-by-the-
hour” contract for aircraft maintenance with a third party provider.
(5) Represents to impact from the early retirement of the 6      % Senior Notes, which resulted in a $2.3 million early redemption premium (included in other income (expense), net) and the non-cash write-off of $2.4 million of unamortized debt issuance costs (included in interest expense).
(6) Represents the impact of a reduction in the provision for income taxes related to adjustments to deferred tax liabilities that were no longer required as a result of a restructuring during the fiscal year ended March 31, 2011.
(7) Represents a $3.6 million bad debt allowance recorded for accounts receivable due from our unconsolidated affiliate in Mexico, which we determined were not probable of collection, which was partially offset by a $1.4 million reduction in a bad debt allowance for accounts receivable due from a client in Nigeria; these items are included in direct cost.
(8) Represents a reduction in depreciation expense recorded in the March 2010 quarter for errors in the calculation of depreciation on certain aircraft in prior periods.
(9) Represents a net expense reduction in Australia upon resolution of local tax matters in the March 2010 quarter that reduced direct costs and in fiscal year ended March 31, 2010 that reduced direct cost by $1.1 million and general and administrative expense by $0.9 million.
(10) Represents a $3.6 million bad debt allowance recorded for accounts receivable due from our unconsolidated affiliate in Mexico, which we determined were not probable of collection, which was partially offset by a $2.5 million reduction in a bad debt allowance for accounts receivable due from a client in Kazakhstan; these items are included in direct cost.
(11) Represents compensation costs associated with the departure of three of the Company’s officers during the fiscal year ended March 31, 2010; these costs are included in general and administrative costs.
(12) Represents the impact of pre-tax hedging gains of $3.9 million realized during the fiscal year ended March 31, 2010 due to termination of forward contracts on euro-denominated aircraft purchase commitments; these gains are included in other income (expense), net.
1/8

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

EBITDA and EBITDAR Reconciliations

($ in millions)
2000 2001 2002 2003 2004
Income from continuing operations $8.8 $27.9 $42.5 $40.3 $49.6
Income tax expense 3.8 13.3 19.1 17.5 18.5
Interest expense 18.5 18.4 15.8 14.9 16.8
Depreciation and amortization 32.0 33.1 33.9 37.5 39.4
EBITDA Subtotal 63.1 92.7 111.4 110.2 124.3
Aircraft rental expense – – – – –
EBITDAR
$63.1 $92.7 $111.4 $110.2 $124.3
($ in millions)
2005 2006 2007 2008 2009
Income from continuing operations $49.2 $54.5 $72.5 $107.7 $125.5
Income tax expense $20.4 $14.7 $38.8 $44.5 $50.5
Interest expense $15.7 $14.7 $10.9 $23.8 $35.1
Depreciation and amortization 40.5 42.1 42.5 54.1 65.5
EBITDA Subtotal 125.8 125.9 164.7 230.1 276.7
Aircraft rental expense – 2.1 6.3 6.3 8.2
EBITDAR $125.8 $128.0 $171.0 $236.4 $284.9
($ in millions)
2010 2011
Income from continuing operations $113.5 $133.3
Income tax expense $29.0 $7.1
Interest expense $42.4 $46.2
Depreciation and amortization 74.7 90.9
EBITDA Subtotal 259.6 277.5
Aircraft rental expense 9.1 5.9
EBITDAR $268.7 $283.4
March 31,
March 31,
March 31,

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

ROCE Reconciliation

31-Mar-06 30-Jun-06 30-Sep-06 31-Dec-06 31-Mar-07 Numerator:
Total assets 1,176.4 $       1,239.8 $       1,469.1 $       1,517.8 $       1,505.8 $       EBITDA 163.5
(-) Assets discountinued operations (27.4) (28.4) (23.8) (26.0) (26.2) Minority Interest 1.2
(-) Cash (122.5) (109.6) (268.3) (219.7) (184.2) 164.7
(-) Progress payments for aircraft and other (83.5) (89.5) (131.1) (145.9) (167.8)
(-) Current liabilities (163.9) (180.8) (194.5) (173.1) (168.0)
(+) Current liabilities discontinued operations 5.5 4.7 3.3 3.0 5.9
(+) Short term deferred tax 5.0 6.6 10.0 10.9 17.6
(+) Estimated fair value of aircraft 665.3 750.1 772.3 846.6 946.5
(+) Net book value of property & equipment (non-aircraft) 126.0 134.5 178.8 201.4 223.3
Denominator:
(-) Net book value property & equipment (aircraft and non-aircraft) (615.5) (664.4) (730.4) (824.9) (891.5) Average Capital Employed 1,113.1 $
Capital employed 965.3 $          1,062.8 $       1,085.7 $       1,190.1 $       1,261.5 $       Return on capital employed: 15%
31-Mar-07 30-Jun-07 30-Sep-07 31-Dec-07 31-Mar-08 Numerator:
Total assets 1,505.8 $       1,844.4 $       1,899.2 $       1,960.4 $       1,977.4 $       EBITDA 230.3
(-) Assets discountinued operations (26.2) (23.9) (25.3) - - Minority Interest (0.1)
(-) Cash (184.2) (339.5) (276.4) (315.3) (290.1) 230.2
(-) Progress payments for aircraft and other (167.8) (189.4) (206.8) (247.9) (182.9)
(-) Current liabilities (168.0) (173.0) (183.7) (170.8) (165.0)
(+) Current liabilities discontinued operations 5.9 2.8 3.7 - -
(+) Short term deferred tax 17.6 18.0 18.5 11.4 9.2
(+) Estimated fair value of aircraft 946.5 1,022.9 1,054.0 1,146.6 1,177.3
(+) Net book value of property & equipment (non-aircraft) 223.3 244.9 264.6 314.8 249.1 Denominator:
(-) Net book value property & equipment (aircraft and non-aircraft) (891.5) (1,017.1) (1,099.5) (1,150.2) (1,172.5) Average Capital Employed 1,450.3 $
Capital employed 1,261.5 $       1,390.1 $       1,448.3 $       1,549.0 $       1,602.6 $
Return on capital employed: 16%
Fiscal Year 2007
Fiscal Year 2008
Minority interest is added to EBITDA since the capital employed includes the full fair value of aircraft operated by consolidated subsidiaries.
Average capital employed represents the average of the prior fiscal year end balance and quarter-end balances.
Fair market value of aircraft is adjusted at the beginning of each fiscal year using our experience buying and selling aircraft and a third-party valuation service. Also adjustments are made quarterly to reflect aircraft entering and exiting the fleet. Excludes leased aircraft and aircraft operated for others.

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

ROCE Reconciliation

31-Mar-08 30-Jun-08 30-Sep-08 31-Dec-08 31-Mar-09 Numerator:
Total assets 1,977.4 $       2,354.5 $       2,306.3 $       2,342.9 $       2,334.6 $       EBITDA 276.7
(-) Cash (290.1) (527.4) (399.1) (364.7) (301.0)
(-) Progress payments for aircraft and other (182.9) (229.6) (296.2) (322.0) (230.1)
(-) Current liabilities (165.0) (162.9) (159.5) (184.7) (154.8)
(+) Short term deferred tax 9.2 12.3 11.6 7.2 6.2
(
+
) Estimated fair value of aircraft 1,177.3 1,361.9 1,420.2 1,601.2 1,612.5
(
+
) Net book value of property & equipment (non-aircraft) 249.1 297.5 360.1 392.3 309.9
Denominator:
(-) Net book value property & equipment (aircraft and non-aircraft) (1,172.5) (1,319.1) (1,404.5) (1,505.1) (1,541.5) Average Capital Employed 1,846.3 $
Capital employed 1,602.6 $       1,787.2 $       1,838.9 $       1,967.2 $       2,035.7 $
Return on capital employed: 15%
31-Mar-09 30-Jun-09 30-Sep-09 31-Dec-09 31-Mar-10 Numerator:
Total assets 2,334.6 $       2,458.1 $       2,476.4 $       2,533.6 $       2,494.6 $       EBITDA 259.6
(-) Cash (301.0) (138.3) (143.2) (107.1) (77.8)
(-) Progress payments for aircraft and other (230.1) (191.6) (107.5) (127.0) (152.8)
(-) Current liabilities (154.8) (197.4) (165.9) (187.5) (166.1)
(+) Short term deferred tax 6.2 11.0 10.5 9.3 10.2
(+) Estimated fair value of aircraft 1,612.5 1,677.3 1,741.0 1,832.1 1,865.1
(+) Net book value of property & equipment (non-aircraft) 309.9 283.8 207.0 220.3 248.9
Denominator:
(-) Net book value property & equipment (aircraft and non-aircraft) (1,541.5) (1,573.7) (1,600.4) (1,706.9) (1,719.3) Average Capital Employed 2,350.5 $
Capital employed 2,035.7 $       2,329.2 $       2,417.9 $       2,466.8 $       2,502.7 $
Return on capital employed: 11%
Fiscal Year 2009
Fiscal Year 2010
Minority interest is added to EBITDA since the capital employed includes the full fair value of aircraft operated by consolidated subsidiaries.
Average capital employed represents the average of the prior fiscal year end balance and quarter-end balances.
Fair market value of aircraft is adjusted at the beginning of each fiscal year using our experience buying and selling aircraft and a third-party valuation service. Also adjustments are made quarterly to reflect aircraft entering and exiting the fleet. Excludes leased aircraft and aircraft operated for others.

①

②

③

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

ROCE Reconciliation

31-Mar-10 30-Jun-10 30-Sep-10 31-Dec-10 31-Mar-11 Numerator:
Total assets 2,494.6 $      2,504.7 $      2,606.9 $      2,638.7 $      2,662.6 $      EBITDA 277.5
(-) Cash (77.8) (73.9) (108.5) (100.9) (116.4)
(-) Progress payments for aircraft and other (152.8) (161.2) (168.6) (121.4) (112.4)
(-) Current liabilities (166.1) (161.1) (168.6) (163.6) (167.3)
Short term deferred tax 10.2 10.1 10.7 13.3 12.2
Estimated fair value of aircraft 1,865.1 1,779.7 1,809.6 1,829.9 1,845.1
Net book value of property & equipment (non-aircraft) 248.9 258.5 268.6 221.6 216.6 Denominator:
(-) Net book value property & equipment (aircraft and non-aircraft) (1,719.3) (1,711.6) (1,753.6) (1,787.5) (1,767.9) Average Capital Employed 2,509.4 $
Capital employed 2,502.7 $      2,445.2 $      2,496.5 $      2,530.2 $      2,572.5 $
Return on capital employed: 11.1%
Fiscal Year 2011
Minority interest is added to EBITDA since the capital employed includes the full fair value of aircraft operated by consolidated subsidiaries.
Average capital employed represents the average of the prior fiscal year end balance and quarter-end balances.
Fair market value of aircraft is adjusted at the beginning of each fiscal year using our experience buying and selling aircraft and a third-party valuation service. Also adjustments are made quarterly to reflect aircraft entering and exiting the fleet. Excludes leased aircraft and aircraft operated for others.
(+)
(+)
(+)

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Leverage Reconciliation

Debt Investment Capital Leverage
(a) (b) (c)  = (a) + (b) (a) / (c)
As of March 31, 2011 707.5 $                                       1,518.8 $    2,226.3 $         31.8%
Adjust for:
Unfunded Pension Liability 99.6 99.6
NPV of GE and Norsk Lease Obligations 40.5 40.5
Adjusted 847.6 $                                       (d) 1,518.8 $    2,366.4 $         35.8%
Calculation of debt to EBITDAR multiple
EBITDAR:
FY 2011 283.4 $                                       (e)
Annualized 377.9 $
= (d) / (e) 2.99:1

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow Group Inc. (NYSE: BRS) 2000 West Sam Houston Parkway South Suite 1700, Houston, Texas 77042 t 713.267.7600 f 713.267.7620 bristowgroup.com Contact Us 35